EXHIBIT 10.3

                                                     ANDERSEN

                                                     Arthur Andersen
                                                     10 Hoe Chiang Road, #18-00
                                                     Keppel Towers
                                                     Singapore 089315

                                                     Tel 2204377
                                                     Fax 2234795

                                                     www.andersen.com

                        CONSENT OF INDEPENDENT ACOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report filed with this Form 6-K into the Company's previously filed Registration Statements File No. 333-59098 and 333-62132.


/s/ Arthur Andersen
Arthur Andersen
Independent Accountants

11 April 2002